UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 7, 2021
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 7, 2021, Lennar Corporation (the "Company") held its 2021 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting were as follows:
1.    The following individuals were elected as directors to serve until the 2022 Annual Meeting of Stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
Amy Banse	556,346,279	1,065,032	340,001	26,641,418
Rick Beckwitt	552,816,655	4,588,951	345,706	26,641,418
Steven L. Gerard	488,442,428	68,870,882	438,002	26,641,418
Theron I. ("Tig") Gilliam	505,704,018	51,663,752	383,542	26,641,418
Sherrill W. Hudson	499,235,903	58,163,347	352,062	26,641,418
Jonathan M. Jaffe	552,779,877	4,625,085	346,350	26,641,418
Sidney Lapidus	538,231,095	19,171,117	349,100	26,641,418
Teri P. McClure	498,111,969	59,300,927	338,416	26,641,418
Stuart Miller	547,761,914	9,861,290	128,108	26,641,418
Armando Olivera	541,799,924	15,598,754	352,634	26,641,418
Jeffrey Sonnenfeld	496,350,305	60,097,555	1,303,452	26,641,418

2.    Stockholders approved, on an advisory basis, the compensation of our named executive officers described in the Proxy Statement dated February 25, 2021 relating to the Company’s 2021 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
470,013,378	87,497,818	240,116	26,641,418

3.    Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2021. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
569,310,226	14,957,574	124,930	—

4.    Stockholders did not approve a stockholder proposal regarding our common stock voting structure. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
254,839,809	302,550,560	360,943	26,641,418

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2021	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer